UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 3, 2008

(Date of earliest event reported)

EYE CARE CENTERS OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Texas	33-70572	74-2337775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11103 West Avenue

San Antonio, Texas 78213-1392

(Address of principal executive offices, including zip code)

(210) 340-3531

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2008, Eye Care Centers of America, Inc. (“ECCA”), a wholly owned subsidiary of HVHC Inc. (“HVHC”), which is a wholly owned subsidiary of Highmark Inc., entered into a Third Amendment and Consent (the “Third Amendment and Consent”) to that certain Credit Agreement, dated March 1, 2005 (the “Credit Agreement”), among ECCA, ECCA HOLDINGS CORPORATION, the several banks and other financial institutions or entities from time to time parties thereto, BANK OF AMERICA, N.A. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-syndication agents and JPMORGAN CHASE BANK, N.A., as administrative agent. The Third Amendment and Consent provides for an increase in the annual capital expenditures limit under the Credit Agreement from $22 million to $28 million in consideration for (i) a $20 million prepayment of principal due under the loan terms made under the Credit Agreement and (ii) an amendment fee of 10 basis points. The Third Amendment and Consent further provides that all capital contributions made by HVHC or its affiliates to ECCA for the purposes of funding capital expenditures shall be excluded from the annual capital expenditure limit set forth in the Credit Agreement. The Third Amendment and Consent is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The above description of the Third Amendment and Consent and the annual expenditures limit increase is not a complete statement of the parties’ rights and obligations with respect to such transactions. The above statements are qualified in their entirety by reference to the Credit Agreement filed with ECCA’s Registration Statement on Form S-4 (File No. 333-56551), as filed on May 3, 2005, and to the Third Amendment and Consent executed in connection with the annual capital expenditures limit increase, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a description of the Third Amendment and Consent.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1 THIRD AMENDMENT AND CONSENT, dated as of October 3, 2008, to the Credit Agreement, dated as of March 1, 2005, among EYE CARE CENTERS OF AMERICA, INC., a Texas corporation, ECCA HOLDINGS CORPORATION, a Delaware corporation, the several banks and other financial institutions or entities from time to time parties thereto, BANK OF AMERICA, N.A. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-syndication agents, and JPMORGAN CHASE BANK, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eye Care Centers of America, Inc.

Dated: October 3, 2008

By:	/s/ Jennifer Kelley
Executive Vice President and Chief Financial Officer

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